                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the Commis-
                                            sion Only (as permitted by Rule 14a-
                                            6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


            VAN KAMPEN TRUST                              (811-04629)


         (Name of Registrant as Specified in Its Declaration of Trust)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.

                                - October 2000 -
================================================================================
                                IMPORTANT NOTICE
================================================================================
                            TO VAN KAMPEN STRATEGIC
                            INCOME FUND SHAREHOLDERS
================================================================================

QUESTIONS
  & ANSWERS

--------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issue to be voted on.
--------------------------------------------------------------------------------

Q    WHY AM I RECEIVING THIS PROXY STATEMENT?

A The purpose of this proxy statement is to seek shareholder approval of a plan of liquidation and dissolution for your Fund.


Q    HOW WILL APPROVAL OF THIS PROPOSAL AFFECT MY ACCOUNT?

A If the proposal to liquidate and dissolve the Fund is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders may elect to receive such distribution in cash or, in lieu of receiving cash, in shares of one or more other Van Kampen funds. Liquidating distributions will not be subject to any sales charges. Shareholders should carefully read and consider the discussion of the proposal in the proxy statement.


Q    WILL MY VOTE MAKE A DIFFERENCE?

A Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.


Q    HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund recommend that you vote "FOR" the plan of liquidation and dissolution.


Q    HOW CAN I VOTE?

A    You can vote in one of four ways:

     -   Internet
     -   Telephone
     -   Mail
     -   In person at the meeting


     Instructions for casting your vote via the internet or telephone are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the internet or telephone, there is no need to mail the card.

     Whichever method you choose, please take the time to read the entire proxy statement before you vote.

Q    WHERE DO I CALL FOR MORE INFORMATION?

A Please call Van Kampen Investor Services at 1-800-341-2911 from 7:00 a.m. to 7:00 p.m. Central time, Monday through Friday.


                              ABOUT THE PROXY CARD

Please vote on this proposal using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution - mark "For," "Against" or "Abstain".

Please sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


                                     SAMPLE


                                                                           PROXY

VAN KAMPEN STRATEGIC INCOME FUND
SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                     For All  Withhold   Abstain
1.  To approval the liquidation and
    dissolution of the Fund pursuant to a             [  ]      [  ]       [  ]
    Plan of Liquidation and Dissolution.

2.  To transact such other
    business as may properly
    come before the Meeting.

Please be sure to sign and date this Proxy.   Date


Shareholder sign here                 Co-owner sign here






XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                              VAN KAMPEN STRATEGIC
                                  INCOME FUND

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 6, 2000

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of the Van Kampen Strategic Income Fund (the "Fund"), a series of the Van Kampen Trust (the "Trust"), that a Special Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on December 6, 2000, at 3:00 p.m., for the following purposes:

1. To approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

2.  To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Fund at the close of business on October 6, 2000 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    A. THOMAS SMITH III
                                    Vice President and Secretary

October 17, 2000

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING AND TO VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE VOTE IN ONE OF THE FOLLOWING WAYS:

  (i) Internet -- Instructions for casting your vote via the internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  (ii) Telephone -- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  (iii) By mail -- If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote FOR approval of the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE YOUR SHARES PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                              VAN KAMPEN STRATEGIC
                                  INCOME FUND

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 6, 2000

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Van Kampen Strategic Income Fund (the "Fund"), a series of the Van Kampen Trust (the "Trust"), of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on December 6, 2000, at 3:00 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is October 20, 2000.

  Participating in the Meeting are the holders of record of shares of beneficial interest, par value $0.01 per share, of the Fund (collectively, the "Shares"), as of the close of business on October 6, 2000 (the "Record Date"). As of the Record Date, the Fund had 7,368,005 Shares issued and outstanding. Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

                                    SUMMARY

THE PROPOSAL                The purpose of the Meeting is to seek shareholders'
                            approval of the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution (the "Proposal"). For further information, see "Proposal: Liquidating and
                            Dissolving the Fund Pursuant to a Plan of Liquidation and Dissolution."

SHAREHOLDER VOTE
REQUIREMENT                 The voting requirement to approve the Proposal is
                            the "vote of the majority of the outstanding voting securities" of the Fund, which is defined by the Investment Company Act of 1940, as amended, as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. All Shares of the Fund will vote together as a single class on the Proposal.

HOW TO CAST YOUR VOTE       Shareholders may vote in any one of four ways:
                            (i) via the internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or (iv) in person at the Meeting. For further information, see
                            "Voting and Meeting Requirements."

CONSEQUENCES TO
SHAREHOLDERS                If the proposal to liquidate and dissolve the Fund
                            is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders may elect to receive such distribution in cash or, in lieu of cash, in shares of one or more Van Kampen funds. Liquidating distributions will not be subject to any sales charges. For further information, see "Description of the Liquidation Plan and Related Transactions."

FEDERAL INCOME TAX
CONSEQUENCES TO
SHAREHOLDERS                The receipt of a liquidating distribution in cash or
                            in shares of another Van Kampen fund is a taxable event to shareholders and may result in a taxable gain or loss to shareholders. You are urged to consult your own tax adviser. For further information, see "Federal Income Tax Consequences."

BOARD RECOMMENDATION        The Board of Trustees recommends that you vote
                            FOR the Proposal of Liquidation and Dissolution.

------------------------------------------------------------------------------
PROPOSAL: LIQUIDATING AND DISSOLVING THE FUND PURSUANT TO A PLAN OF LIQUIDATION
          AND DISSOLUTION
------------------------------------------------------------------------------

INTRODUCTION

  At a meeting held September 12, 2000, the Board of Trustees of the Fund considered and unanimously approved the recommendation of the Fund's investment adviser, Van Kampen Investment Advisory Corp. ("Advisory Corp."), that the Fund be liquidated and dissolved. The Board of Trustees also directed Advisory Corp. to prepare a Plan of Liquidation and Dissolution of the Fund (the "Liquidation Plan") to be submitted for shareholder approval. A copy of the form of Liquidation Plan is attached hereto as Annex A. If Fund shareholders approve the Liquidation Plan, Advisory Corp. will sell the Fund's portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales as described below. Shareholders may elect to receive such distribution in cash or may exchange their Shares for shares of one or more other Van Kampen funds.

BACKGROUND

  The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary objective of seeking capital appreciation. Advisory Corp. seeks to achieve the investment objectives by investing primarily in a portfolio of income securities selected from the following market sectors: U.S. government securities; domestic investment-grade income securities; domestic lower-grade income securities; foreign investment-grade income securities; and foreign lower-grade income securities. Investments are allocated among these sectors based on evaluations of the relative investment opportunities and investment risks presented by each sector as determined from time to time by the Fund's investment adviser. The Fund commenced investment operations in December 1993. As of September 30, 2000, the Fund had net assets of approximately $76 million.

  Advisory Corp. has recommended that the Fund be liquidated and dissolved. The reasons for the recommendation include, among other reasons, the Fund's inability to achieve an efficient operating level of net assets and the Fund's limited prospects for future growth because of past performance and/or weak market demand for this type of fund. Advisory Corp. believes that it would be in the best interests of the Fund shareholders to approve the liquidation and dissolution of the Fund.

  At its September 12, 2000 meeting, after analyzing factors presented by management and considering other alternatives to liquidating the Fund, the Fund's Board of Trustees, including all of the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, unanimously adopted resolutions declaring that the proposed liquidation and dissolution was in the best interests of the Fund and its shareholders, approving the Liquidation Plan proposed by Advisory Corp. and directing Advisory Corp. to prepare formally such Liquidation Plan and to submit it for shareholder approval.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

  Upon approval of the Liquidation Plan by the Fund's shareholders, the Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash at such prices and on such terms and conditions as Advisory Corp. determines to be reasonable and in the best interests of the Fund and its shareholders. Advisory Corp. anticipates that the aggregate of such prices, net of the Fund's liabilities, will approximate the Fund's then current net asset value, subject to market changes during the period in which portfolio securities are sold. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder as of the date of approval receiving his or her proportionate share of each liquidating distribution on the respective distribution dates. As soon as practical, the Fund will be dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund.

  Shareholders on the date of the Plan's approval by the Fund's shareholders are entitled to the liquidating distributions, and such shareholders will no longer be able to redeem shares of the Fund. Shareholders may continue to redeem or exchange shares of the Fund up to the business day before the Plan is approved by shareholders consistent with the Fund's current prospectus. In the event that a large number of shareholders redeem or exchange their Fund shares prior to the Fund's liquidation and dissolution, the Fund's yield and liquidating distributions to remaining shareholders would be adversely affected as fixed costs of the Fund are spread over a smaller asset base.

  Each shareholder may elect to receive his or her proportionate share of such liquidating distribution(s) in cash or, in lieu of receiving cash, in shares of one or more other Van Kampen funds. Liquidating distributions will not be subject to any sales charges. Shareholders not making an election prior to the date of a liquidating distribution will receive such distribution in cash without the imposition of any sales charges. Shareholders electing to receive liquidating distribution(s) in shares of another Van Kampen fund will receive Class A shares of such fund at the applicable net asset value per share on the date of such distribution without the imposition of any sales charge. Shareholders electing to receive liquidating distributions in shares of another Van Kampen fund should obtain and read the current prospectus for such fund prior to electing this option. A prospectus of any of the Van Kampen funds may be obtained from any authorized dealer of Van Kampen funds or the Distributor. The receipt of a liquidating distribution in cash or in shares of another Van Kampen fund is a taxable sale event to shareholders and may result in a taxable gain or loss to shareholders. A shareholder who elects to receive a liquidating distribution in shares of another Van Kampen fund is treated for federal income tax purposes as selling his or her Fund shares and purchasing shares of the other fund.

  Advisory Corp. seeks to make liquidating distributions to shareholders promptly after the Liquidation Plan is approved by shareholders. The exact date of the liquidating distributions will depend on the time required to liquidate the Fund's assets. The Fund may, if deemed appropriate, withhold sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is withheld relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. Advisory Corp. does not anticipate, however, that it will be necessary to withhold any assets to deal with disputed claims or other contingent liabilities. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, the Fund's Trustees and officers could be held personally liable. In addition, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

  The Fund does not currently intend to create a separate trust to administer liquidating distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable or otherwise, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of shareholders. The expenses of any such trust will be charged against the liquidating distributions held therein.

  As soon as practicable after the distribution of all of the Fund's assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments.

  In preparation for the orderly liquidation and dissolution of the Fund, the Fund may, but currently has no intention to, discontinue its regular monthly distribution pending the vote on the Plan in order to save the administrative costs which would be associated with payment of such distribution. If the Meeting is adjourned, additional monthly distributions may also be suspended. Any amount that would otherwise have been paid as a monthly distribution will be declared as a distribution when the liquidation proceeds are paid to shareholders and paid with the rest of the proceeds of liquidation.

  Prior to completion of the liquidation, the Fund will send to its shareholders a letter for the purpose of determining the shareholder's election to receive liquidating distributions in cash or, in lieu of cash, in Class A shares of another Van Kampen fund. Shareholders whose shares are held in the name of their broker or other financial institution will receive any distributions through the shareholders' nominee firms.

FEDERAL INCOME TAX CONSEQUENCES

  PAYMENT BY THE FUND OF LIQUIDATING DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATING DISTRIBUTION.

  The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will not be required to pay federal income taxes on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to shareholders.

  The payment of liquidating distributions will be a taxable event to shareholders. Each shareholder will be treated as having sold his or her Fund shares for an amount equal to the liquidating distribution(s) he or she receives (including assets of the Liquidating Trust and regardless of whether the shareholder elects to receive cash or shares of another Van Kampen fund). Each shareholder may recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and (b) such liquidating distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands, and generally will be long term if the Fund shares were held for more than one year at the time of the liquidating distribution. All income, gain, loss, deduction and expense of a liquidating trust (if any) will be attributed to, and reported by, the former Fund shareholders in accordance with their proportionate interests in any such liquidating trust.

  As of December 31, 1999, the Fund had approximately $14,000,000 of accumulated capital loss carryforwards that could be used to offset current or future capital gains. The Fund had approximately $3,700,000 in unrealized capital gains and approximately $11,500,000 in unrealized capital losses as of March 31, 2000. If the liquidation and dissolution of the Fund is approved and all or a portion of such capital gains or any additional capital gains are realized, the Fund will apply such gains against current losses and capital loss carryforwards. Any remaining capital losses and capital loss carryforwards that are not used by offsetting capital gains realized upon liquidation will be lost, and the benefit of such capital losses and capital loss carryforwards will not pass through to shareholders. If the Fund did not liquidate, it is possible that sufficient capital gains could be generated in the future to use the entire amount of the Fund's capital loss carryforwards (or such capital loss carryforwards could expire pursuant to applicable tax laws).

  The Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidating distribution(s) to individuals and certain other non-corporate shareholders who have not previously certified to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that they are not subject to backup withholding.

  The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are United States persons as determined for U.S. federal income tax purposes. This summary does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax law. Furthermore, this summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidating distribution(s), as well as any tax consequences under any applicable state, local or foreign tax law.

SHAREHOLDER APPROVAL

  To become effective, the Plan of Liquidation must be approved by the "vote of a majority of the outstanding voting securities" of the Fund, which is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. The Board of Trustees of the Fund has unanimously approved the proposed Liquidation Plan and has determined that such liquidation is in the best interests of the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE LIQUIDATION PLAN.
------------------------------------------------------------------------------
VOTING AND MEETING REQUIREMENTS
------------------------------------------------------------------------------

  Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or (iv) in person at the meeting. Instructions for internet and telephone voting are included with the enclosed proxy voting material. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxies with shareholders' respective accounts and to ensure that, if multiple proxies are executed, shares are voted in accordance with the proxy bearing the latest date. Shareholders who execute proxies by methods (i), (ii) or (iii) may revoke them at any time prior to the meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. The Fund employs procedures for internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Fund will not be liable for following internet or telephone instructions which it believes to be genuine.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the Proposal. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) do not constitute votes "For" and will have the same effect as votes "Against" on the Proposal. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  The Fund knows of no business other than the Proposal described in this Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on the Proposal, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
------------------------------------------------------------------------------

  The persons who, to the knowledge of the Fund, owned beneficially more than 5% of a class of the Fund's outstanding Shares as of October 6, 2000 are set forth below:

                                            OWNERSHIP AT     CLASS OF   PERCENTAGE
NAME AND ADDRESS OF HOLDER                OCTOBER 6, 2000     SHARES    OWNERSHIP
--------------------------                ----------------   --------   ----------
Van Kampen Trust Company                         238,386         A         8.08%
  2800 Post Oak Blvd.                            228,104         B         5.79%
  Houston, TX 77056
Edward Jones & Co.                             1,073,692         A        36.41%
  Attn Mutual Fund                               365,651         B         9.28%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPF&S for the Sole Benefit of Its               393,182         B         9.98%
  Customers
  Attn Fund Administration 97FU6
  4800 Deer Lake Dr E 2nd Fl
  Jacksonville, FL 32248-6484

  As of October 6, 2000, the Trustees and executive officers as a group owned less than 1% of the Fund's outstanding shares.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will pay the costs of preparing, printing, mailing and soliciting the enclosed form of proxy, the accompanying Notice and this Proxy Statement and the Meeting. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Advisory Corp. (or its affiliates), or by dealers or their representatives, or by PFPC Global Fund Services ("PFPC"), a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations. The estimated cost of PFPC for mailing, solicitation and tabulation of shareholder votes is approximately $6,000.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  The Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Van Kampen Investment Advisory Corp. is the Fund's investment adviser. The distributor of the Fund is Van Kampen Funds Inc. (the "Distributor"). The transfer agent for the Fund is Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal business address of Van Kampen Investments, Advisory Corp. and the Distributor is 1 Parkview Plaza, P. O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The principal business address of Investor Services is P.O. Box 218256, Kansas City, Missouri 64121-8256. The principal business address of Morgan Stanley Dean Witter is located at Two World Trade Center, New York, New York 10048.

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III
                                          Vice President and Secretary
October 17, 2000

                                    ANNEX A
                                    FORM OF
                      PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                        VAN KAMPEN STRATEGIC INCOME FUND

  This PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") of VAN KAMPEN STRATEGIC INCOME FUND (the "Fund"), a series of VAN KAMPEN TRUST, a Delaware business trust (the "Trust"), and the actions contemplated by it have been approved by the Board of Trustees of the Trust (the "Board" or the "Trustees") on behalf of the Fund as being advisable and in the best interests of the Fund and the Fund's shareholders.

  WHEREAS, Section 9.2 and Section 6.1(h) of the Agreement and Declaration of Trust of the Fund grants the Trustees the authority to liquidate and dissolve the Fund, subject to the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Board has directed submitting the proposal to liquidate and dissolve the Fund to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with the solicitation of proxies for such purpose; and

  WHEREAS, for good and sufficient business reasons the Trustees of the Fund desire to liquidate the Fund and distribute the Fund's assets to the shareholders of the Fund.

  NOW, THEREFORE, the Trustees hereby adopt this Plan of Liquidation for the purpose of liquidating the Fund in accordance with the following:

  1. ADOPTION OF THE PLAN. This Plan shall be submitted to the shareholders of the Fund and is subject to the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined by the 1940 Act. Such approval of the Plan shall constitute approval by the shareholders of the sale of substantially all of the assets of the Fund and approval of other actions as contemplated by the Plan. The effective date of the Plan shall be the date on which it is approved by shareholders (the "Effective Date") and the period between the Effective Date of the Plan and continuing until one year after the Effective Date is referred to herein as the "Liquidation Period".

  2. DISPOSITION OF ASSETS. Prior to and after the Effective Date of the Plan, the Fund's investment adviser shall use all commercially reasonable efforts to sell all of the Fund's portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. To the extent the Fund cannot dispose of any such asset or assets prior to expiration of the Liquidation Period, the Fund shall contribute such asset or assets to the Liquidating Trust referred to in Section 7 below.

  3. DISPOSITION OF CLAIMS. Prior to and after the Effective Date of the Plan, the Fund's investment adviser shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims of the Fund (the "Claims") . To the extent the Fund cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Fund shall contribute all such unresolved Claims to the Liquidating Trust along with such amounts of cash and other assets as the Fund shall determine might reasonably be required to resolve such unresolved claims.

  4. TRANSACTIONS. Within the Liquidation Period, the Fund shall have the authority to engage in such other transactions as may be appropriate to its complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Fund shall determine, with no further approvals by the shareholders except as required by law.

  5. PROVISIONS FOR LIABILITIES. Within the Liquidation Period, the Fund shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent or unascertained liabilities and obligations determined or otherwise reasonably estimated to be due either by the Fund or a court of competent jurisdiction (the "Liabilities"). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Fund or required by law (collectively, the "Reserve Funds"), and the shareholders by adoption of this Plan do constitute and appoint any agent or trustee under the arrangements provided by the Fund pursuant to this Section 5 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth.

  6. DISTRIBUTIONS TO SHAREHOLDERS. Promptly after the Effective Date and from time to time thereafter, the Fund, when and as declared by the Board, shall distribute to shareholders of record as of the Effective Date, cash or other assets (other than cash or other assets held in the Reserve Funds) and all other properties held by it, by way of pro rata liquidating distributions to such shareholders of the Fund. Cash and other assets held in the Reserve Funds (including any income earned thereon) or the Liquidating Trust in excess of the amounts required for the payment or discharge of the Fund's liabilities and obligations shall be distributed to the shareholders at the time and under the conditions set forth in the instruments establishing the Reserve Funds and the Liquidating Trust.

  7. LIQUIDATING TRUST. If necessary, the Fund, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create and execute with one or more trustees ("Liquidation Trustees") selected by the Board, a liquidating trust agreement (the "Liquidating Trust Agreement"), (ii) grant, assign, and convey to the Trustees of the Liquidating Trust all rights of ownership of the Reserve Funds and any other assets not yet distributed to shareholders, subject to all of the Liabilities and (iii) distribute interests in the Liquidating Trust to its shareholders (the transactions contemplated by this Section 7, together with any initial distributions to shareholders, shall be referred as the "Liquidation").

        (a) No distributions of any of the assets held by the Liquidation Trustees of the Liquidating Trust shall be made by the Liquidation Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Liquidation Trustees shall ever revert or be distributed to the Fund or to any shareholder, as such, other than a former shareholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the Liquidating Trust shall be distributed to the beneficiaries of the Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

        (b) It is intended that the Liquidating Trust will constitute a liquidating trust that is owned by the Fund's former shareholders for federal income tax purposes. Accordingly, for federal income tax purposes, it is intended that the assignment of the assets to the Liquidation Trustees of the Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the Fund to its shareholders of their pro rata interests in such assets, followed by such shareholders' contribution of their pro rata interests in such assets to the Liquidating Trust.

  8. RECORD OF DISSOLUTION. Immediately after the distribution of the Fund's assets and the payment of the Fund's debts, the Fund shall terminate and the Certificate of Designation pursuant to which the Fund was established shall be rescinded and of no further force or effect. As soon as practicable after the Effective Date of the liquidation and after the payment of all of the Fund's debts, the Secretary of the Fund shall lodge among the records of the Fund this Plan of Liquidation evidencing the fact of such liquidation and the termination of the Fund.

  9. AMENDMENT OR ABANDONMENT OF PLAN. The Fund may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Fund will materially and adversely affect the interests of the shareholders or delay the time at which distributions of the Fund's net assets will be made, such an amendment or modification will be submitted to the shareholders for approval. In addition, the Fund may abandon this Plan at any time prior to the filing of the Plan among the records of the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders and if shares approve such abandonment in the same manner as they approved the adoption of this Plan.

                            [VAN KAMPEN FUNDS LOGO]

   -----------------------------------------------------------------------------
                                                                         SIF

   -----------------------------------------------------------------------------

                                                    VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE
                                                INTERNET
                                                CALL TOLL-FREE
                                                1-888-221-0697 OR LOG
                                                ON TO WWW.PROXYWEB.COM

*** CONTROL NUMBER: 999 999 999 999 99 ***        Please fold and detach card at
perforation before mailing.

                                         PROXY
                           VAN KAMPEN STRATEGIC INCOME FUND

                            SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Shares of VAN KAMPEN STRATEGIC INCOME FUND (the "Fund") hereby appoints Richard F. Powers, III, A. Thomas Smith III and Sara L. Badler, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on December 6, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby.

           The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on December 6, 2000.

                                                  PLEASE SIGN IN BOX BELOW

                                                Date  , 2000

                                                  Signature(s) Title(s) if
                                                         applicable

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

PLEASE DATE AND SIGN THIS CARD ON THE REVERSE SIDE. YOUR PROXY CARD IS NOT VALID
                              UNLESS IT IS SIGNED.

           Please fold and detach card at perforation before mailing.


                 This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE
                 PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
                 MAY PROPERLY COME BEFORE THE MEETING.
                 Please vote by filling in the appropriate boxes below.
                 1.   To approve the liquidation and dissolution of the Fund        FOR    AGAINST   ABSTAIN
                      pursuant to a Plan of Liquidation and Dissolution.            [ ]      [ ]       [ ]
                 2.   To transact such other business as may properly come before the Meeting.

                      THREE EASY WAYS TO VOTE YOUR PROXY.
                CHOOSE THE METHOD THAT'S MOST CONVENIENT FOR YOU
                           AND VOTE YOUR PROXY TODAY!

   1. VOTE BY TELEPHONE. JUST CALL OUR DEDICATED TOLL-FREE PROXY VOTING
   NUMBER.

                                 1-888-221-0697
   ENTER THE CONTROL NUMBER THAT APPEARS ON THE FRONT OF YOUR PROXY CARD AND FOLLOW THE VOICE PROMPTS TO RECORD YOUR VOTE. TELEPHONE VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. IF YOU HAVE RECEIVED MORE THAN ONE PROXY CARD, EACH CARD HAS A DIFFERENT CONTROL NUMBER AND MUST BE VOTED SEPARATELY. YOU CAN VOTE ALL OF YOUR CARDS ON THE SAME PHONE CALL.

   2. VOTE ON THE INTERNET. LOG ON TO OUR PROXY VOTING WEBSITE.

                                WWW.PROXYWEB.COM
   ENTER THE CONTROL NUMBER THAT APPEARS ON THE FRONT OF YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS ON THE SCREEN. AGAIN, YOU MUST VOTE EACH CARD SEPARATELY. YOU CAN VOTE ALL CARDS IN THE SAME SESSION.

   3. VOTE BY MAIL. SIGN YOUR PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR
                                 PROXY CARD(S).